Exhibit 10.0.4






                               FOURTH AMENDMENT TO
                         AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                         PNC BANK, NATIONAL ASSOCIATION
                             (AS LENDER AND AGENT),

                                  THE LENDERS,

                                       AND

                              L. B. FOSTER COMPANY,
                                CXT INCORPORATED,
                                 NATMAYA, INC.,
                                       AND
                                  FOSMART, INC.
                                   (BORROWERS)





                                  July 27, 2007

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (the "Amendment") is made as of July 27, 2007, by and among L. B. FOSTER COMPANY, a corporation organized under the laws of the State of Pennsylvania ("Foster"), CXT INCORPORATED, a corporation organized under the laws of the State of Delaware ("CXT"), NATMAYA, INC., a corporation organized under the laws of the State of Delaware ("Natmaya"), and FOSMART, INC., a corporation organized under the laws of the State of Delaware ("Fosmart") (each a "Borrower" and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders and Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated as of May 5, 2005, as amended by a First Amendment thereto dated as of September 13, 2005, a Second Amendment thereto dated as of May 16, 2006, and a Third Amendment thereto dated as of February 8, 2007 (as amended from time to time, the "Agreement").

     WHEREAS, the Borrowers have requested the Lenders to increase the revolving credit commitments available to the Borrowers under the Agreement, to provide a new term loan facility in the principal amount of $20,000,000, and for certain other modifications under the Agreement.

     WHEREAS, the parties hereto desire to amend the terms of the Agreement as provided for herein.

     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

     1. Definitions.
        ------------

     Defined terms used herein shall have the meanings given to them in the Agreement.

     2. The following new definitions are hereby inserted in Section 1.2 of the Agreement in alphabetical order:

                  "Average Excess Availability" shall mean, for any thirty (30)
                   ---------------------------
         consecutive day period, the daily average during such period of (a) the lesser of (i) the Formula Amount or (ii) the Maximum Revolving Advance Amount, minus (b) the sum of the outstanding amount of Advances (other than the Term Loan), as calculated on a daily basis.

                  "Contract Rate" shall mean, as applicable, the Revolving
                   -------------
         Interest Rate or the Term Loan Rate.

                  "Fourth Amendment Effective Date" shall mean July 27, 2007.
                   -------------------------------

                  "Term Loan" shall mean the Advances made pursuant to Section
                   ---------
         2.4 hereof.

                  "Term Loan Rate" shall mean an interest rate per annum equal
                   --------------
         to (a) the Alternate Base Rate minus three-quarters of one percent (0.75%) with respect to Domestic Rate Loans and (b) the sum of the Eurodollar Rate plus one and one-half percent (1.50%) with respect to Eurodollar Rate Loans.

                  "Term Note" shall mean, collectively, the promissory notes
                   ---------
         described in Section 2.4 hereof.

     3. The following definitions set forth in Section 1.2 of the Agreement are hereby amended and restated as follows:

                  "Advances" shall mean and include the Revolving Advances,
                   --------
         Acceptances and Letters of Credit, as well as the Term Loan.

                  "Collateral" shall mean and include:
                   ----------

                  (a) all Receivables;

                  (b) all General Intangibles;

                  (c) all Inventory;

                  (d) all of each Borrower's right, title and interest in and to
         (i) all merchandise returned or rejected by Customers, relating to or securing any of the Receivables; (ii) all of each Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) warranty claims relating to any goods securing this Agreement; (v) all of each Borrower's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit, and money;
         (vi) all commercial tort claims (whether now existing or hereafter arising); (vii) if and when obtained by any Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (viii) any other personal property or real property now owned or hereafter acquired in which any Borrower has expressly granted a security interest or may in the future grant a security interest to Agent hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between Agent and any Borrower;

                  (e) all of each Borrower's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to
         (a), (b), (c) or (d) of this Paragraph; and

                  (f) all proceeds and products of (a), (b), (c), (d) and (e) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

                  Notwithstanding the foregoing, the Collateral expressly excludes Equipment, Investment Property and Real Property; provided, however, that in the event that Average Excess Availability is at any time less than $10,000,000, "Collateral" shall also include all Equipment, provided further that, with respect to any Equipment subject to a mechanic's or materialmen's Lien permitted under clause (e) of the definition of "Permitted Encumbrances" or any Lien permitted under clauses (f), (h) or (i) of the definition of "Permitted Encumbrances", such Equipment shall not constitute part of the Collateral until such time as no such Permitted Encumbrance shall exist as to such Equipment.

                  "Equipment" shall mean and include as to each Borrower all of
                   ---------
         such Borrower's goods (other than Inventory) which are owned by the Borrower or are leased to the Borrower as lessee pursuant to a capitalized lease, whether now owned or hereafter acquired and wherever located including, without limitation, all equipment, machinery, apparatus, motor vehicles, fittings, furniture, furnishings, fixtures, parts, accessories and all replacements and substitutions therefor or accessions thereto.

                  "Maximum Revolving Advance Amount" shall mean $90,000,000.
                   --------------------------------

                  "Revolving Advances" shall mean Advances made other than
                   ------------------
         Letters of Credit and Acceptances and the Term Loan.

                  "Transferee" shall have the meaning set forth in Section
                   ----------
         16.3(d) hereof.

                  "Undrawn Availability" at a particular date shall mean an
                   --------------------
         amount equal to (a) the lesser of (i) the Formula Amount plus the aggregate amount of outstanding Letters of Credit and Acceptances, or
         (ii) the Maximum Revolving Advance Amount, minus (b) the sum of (i) the outstanding amount of Advances (other than the Term Loan) plus (ii) all amounts due and owing to Borrowers' trade creditors which are outstanding sixty (60) days or more beyond the due date, plus (iii) fees and expenses which are due and for which Borrowers are liable to Agent or Lenders but which have not been paid or charged to Borrowers' Account.

     4. Subsection 2.1(a) of the Agreement is hereby amended and restated as follows:

                  "(a) Revolving Advances. Subject to the terms and conditions
                       ------------------
         set forth in this Agreement including, without limitation, Section 16.2, each Lender, severally and not jointly, will make Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Revolving Advance Amount less the aggregate amount of outstanding Letters of Credit and Acceptances or (y) an amount equal to the sum of:

                           (i) up to 85%, subject to the provisions of Section 2.1(c) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                           (ii) up to the lesser of (A) 60%, subject to the provisions of Section 2.1(c) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates") or (B) $60,000,000 in the aggregate at any one time, minus

                           (iii) the aggregate amount of outstanding Letters of Credit and Acceptances, minus

                           (iv) such reserves as Agent may reasonably deem proper and necessary from time to time.

                  The amount derived from the sum of (a) Sections 2.1(a)(y)(i) and (ii) minus (b) Section 2.1 (a)(y)(iii) and (iv) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a)."

     5. Subsection 2.2(d) of the Agreement is hereby amended and restated as follows:

                  "(d) Provided that no Event of Default shall have occurred and be continuing, any Borrower may, on the last Business Day of the then current Interest Period applicable to any outstanding Eurodollar Rate Loan, or on any Business Day with respect to Domestic Rate Loans, convert any such loan into a loan of another type in the same aggregate principal amount provided that any conversion of a Eurodollar Rate Loan shall be made only on the last Business Day of the then current Interest Period applicable to such Eurodollar Rate Loan. If a Borrower desires to convert a loan, Borrowing Agent shall give Agent prior to 12:00 noon not less than two (2) Business Days prior written notice to convert from a Domestic Rate Loan to a Eurodollar Rate Loan or two (2) Business Days prior written notice to convert from a Eurodollar Rate Loan to a Domestic Rate Loan, specifying the date of such conversion, the loans to be converted and if the conversion is from a Domestic Rate Loan to any other type of loan, the duration of the first Interest Period therefor. After giving effect to each such conversion, there shall not be outstanding more than seven (7) Eurodollar Rate Loans, in the aggregate."

     6. Section 2.4 of the Agreement is hereby amended and restated as follows:

                  "2.4     Term Loan.
                           ---------

                  Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrowers in the sum equal to such Lender's Commitment Percentage of $20,000,000. The Term Loan shall be advanced on the Fourth Amendment Effective Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: monthly payments due and payable on the first day of each month, each such payment in the amount of $238,095.24, commencing September 1, 2007, and on the first day of each month thereafter through and including May 1, 2011, with the balance payable upon the expiration of the Term. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the "Term Note") in substantially the form attached hereto as Exhibit 2.4."

     7. Subsection 2.6(a) of the Agreement is hereby amended and restated as follows:

                  "(a) The Revolving Advances shall be due and payable in full on the last day of the Term subject to earlier prepayment as herein provided. The Term Loan shall be due and payable as provided in Section
         2.4 hereof and in the Term Note, subject to mandatory prepayments as herein provided."

     8. Subsection 2.10(b) of the Agreement is hereby amended and restated as follows:

                  "(b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts, other written demands for payment, or acceptances of usance drafts when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit's date of issuance and in no event later than the last day of the Term. Each standby Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce at the time a Letter of Credit is issued ("UCP") or the International Standby Practices (ISP98-International Chamber of Commerce Publication Numbr 590) ("ISP98 Rules"), as determined by Agent, and each trade Letter of Credit shall be subject to UCP."

     9. Subsections 2.20(a) and (b) of the Agreement are hereby amended and restated as follows:

                  "(a) Each borrowing of Revolving Advances shall be advanced according to the applicable Commitment Percentages of Lenders. The Term Loan shall be advanced according to the Commitment Percentages of Lenders.

                  (b) Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Revolving Advances, shall be applied to the Revolving Advances pro rata according to the applicable Commitment Percentages of Lenders. Each payment (including each prepayment) by any Borrower on account of the principal of and interest on the Term Note, shall be made from or to, or applied to that portion of the Term Loan evidenced by the Term Note pro rata according to the Commitment Percentages of Lenders. Except as expressly provided herein, all payments (including prepayments) to be made by any Borrower on account of principal, interest and fees shall be made without set off or counterclaim and shall be made to Agent on behalf of Lenders to the Payment Office, in each case on or prior to 1:00 P.M., New York time, in Dollars and in immediately available funds."

     10. Subsection 2.20(c)(ii) of the Agreement is hereby amended and restated as follows:

                  "(ii) Each Lender shall be entitled to earn interest at the applicable Contract Rate on outstanding Advances which it has funded."

     11. Section 3.1 of the Agreement is hereby amended and restated as follows:

                  "3.1     Interest.
                           ---------

                  Interest on Advances shall be payable in arrears on the first Business Day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period, and if such Interest Period is longer than three (3) months, also on the 90th day of such Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to, (i) with respect to Revolving Advances, the applicable Revolving Interest Rate and (ii) with respect to the Term Loan, the applicable Term Loan Rate (as applicable, the "Contract Rate"). Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate for Domestic Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof,
         (A) the Obligations other than Eurodollar Rate Loans shall bear interest at the applicable Contract Rate for Domestic Rate Loans plus two percent (2%) per annum and (B) Eurodollar Rate Loans shall bear interest at the Revolving Interest Rate for Eurodollar Rate Loans plus two percent (2%) per annum (as applicable, the "Default Rate")."

     12. Section 3.5 of the Agreement is hereby amended and restated as follows:

                  "3.5     Computation of Interest and Fees.

                  Interest and fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed. If any payment to be made hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Contract Rate for Domestic Rate Loans during such extension."

     13. Section 4.20 of the Agreement is hereby amended and restated as follows:

                  "4.20    Financing Statements.
                           ---------------------

         Except as respects the financing statements filed by Agent and the financing statements described on Schedule 1.2(B), no financing statement covering any of the Collateral or any proceeds thereof is on file with respect to an existing Lien in any public office."

     14. Section 6.6 of the Agreement is hereby amended and restated as follows:

                  "6.6     Fixed Charge Coverage Ratio.
                           ----------------------------

                  Maintain at all times a Fixed Charge Coverage Ratio for the Borrowers, as calculated at the end of each fiscal quarter for the four
         (4) fiscal quarters then ended, of not less than 1.05 to 1.00. "

     15. Section 7.4 of the Agreement is hereby amended and restated as follows:

                  "7.4     Investments.
                           ------------

                  Except as set forth on Schedule 7.4 or as permitted under
         Section 7.1(a)(ii), purchase or acquire obligations or stock of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers' acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if
         (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency,
         (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof, (e) investments not in excess of $1,000,000 at any one time in the stock of Customers in settlement of Receivables and related obligations which are delinquent or in default by such Customers, and (f) equity investments in other corporations not in excess of ten percent (10%) of the aggregate ownership interests of any such corporation, provided that immediately prior to and after giving effect to any such investment (i) the Borrowers have Undrawn Availability of at least $10,000,000, and (ii) the aggregate amount of all such investments then existing does not exceed more than $10,000,000."

     16. Section 10.11 of the Agreement is hereby amended and restated as follows:

                  "10.11 any Lien created hereunder or provided for hereby or under any related agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest, subject to, in the case of Equipment, Permitted Liens and Agent making all necessary filings;"

     17. Section 13.1 of the Agreement is hereby amended and restated as follows:

                  "13.1    Term.
                           -----

                  This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until May 5, 2011 (the "Term") unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon ninety (90) days' prior written notice upon payment in full of the Obligations."

18. Section 16.3 of the Agreement is hereby amended and restated as follows:

                  "16.3    Successors and Assigns; Participations; New Lenders.
                           ---------------------------------------------------

                  (a) This Agreement shall be binding upon and inure to the benefit of Borrowers, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender.

                  (b) Each Borrower acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Participant"). Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that Borrowers shall not be required to pay to any Participant more than the amount which it would have been required to pay to Lender which granted an interest in its Advances or other Obligations payable hereunder to such Participant had such Lender retained such interest in the Advances hereunder or other Obligations payable hereunder and in no event shall Borrowers be required to pay any such amount arising from the same circumstances and with respect to the same Advances or other Obligations payable hereunder to both such Lender and such Participant. Each Borrower hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant's interest in the Advances.

                  (c) Any Lender, with the consent of Agent which shall not be unreasonably withheld or delayed, may sell, assign or transfer all or any part of its rights and obligations under or relating to Revolving Advances and/or Term Loans under this Agreement and the Other Documents to one or more additional banks or financial institutions and one or more additional banks or financial institutions may commit to make Advances hereunder (each a "Purchasing Lender"), in minimum amounts of not less than $5,000,000, pursuant to a Commitment Transfer Supplement, executed by a Purchasing Lender, the transferor Lender, and Agent and delivered to Agent for recording. Upon such execution, delivery, acceptance and recording, from and after the transfer effective date determined pursuant to such Commitment Transfer Supplement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder with a Commitment Percentage as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement, the Commitment Transfer Supplement creating a novation for that purpose. Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Borrower hereby consents to the addition of such Purchasing Lender and the resulting adjustment of the Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

                  (d) Any Lender, with the consent of Agent which shall not be unreasonably withheld or delayed, may directly or indirectly sell, assign or transfer all or any portion of its rights and obligations under or relating to Revolving Advances and/or Term Loans under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a "Purchasing CLO" and together with each Participant and Purchasing Lender, each a "Transferee" and collectively the "Transferees"), pursuant to a Commitment Transfer Supplement modified as appropriate to reflect the interest being assigned ("Modified Commitment Transfer Supplement"), executed by any intermediate purchaser, the Purchasing CLO, the transferor Lender, and Agent as appropriate and delivered to Agent for recording. Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Commitment Transfer Supplement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Commitment Transfer Supplement, be released from its obligations under this Agreement, the Modified Commitment Transfer Supplement creating a novation for that purpose. Such Modified Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO. Each Borrower hereby consents to the addition of such Purchasing CLO. Borrowers shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

                  (e) Agent shall maintain at its address a copy of each Commitment Transfer Supplement and Modified Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Advance recorded therein for the purposes of this Agreement.
         The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser)to such Purchasing Lender and/or Purchasing CLO.

                  (f) Each Borrower authorizes each Lender to disclose to any Transferee and any prospective Transferee any and all financial information in such Lender's possession concerning such Borrower which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or in connection with such Lender's credit evaluation of such Borrower."

     19. New Exhibit.  The  Agreement is hereby  amended to insert a new Exhibit
         ------------
2.4 to the Agreement in the form attached hereto as Exhibit 2.4.

     20.  Representations.  Each Borrower hereby represents and warrants that it
          ----------------
has the corporate power and has been duly authorized by all requisite corporate action to execute and deliver this Amendment and to perform its obligations hereunder. Each Borrower hereby represents and warrants that no Default or Event of Default exists under the Agreement or shall result from the execution and delivery of this Amendment.

     21. Force and Effect. Each Lender and each Borrower reconfirms and ratifies
         -----------------
the Agreement and all Other Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

     22.  Governing Law. This  Amendment  shall be deemed to be a contract under
          --------------
the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     23.  Counterparts.  This Amendment may be signed by telecopy or original in
          -------------
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     24.  Effective  Date.  This  Amendment  shall  be  effective  upon  (i) the
          ----------------
execution and delivery to the Agent of this Amendment by the Borrowers and the Lenders, (ii) the execution and delivery to the Agent and Lenders of replacement Revolving Credit Notes in favor of the Lenders representing the amount of each Lender's Commitment Percentage of the increased Maximum Revolving Advance Amount, (iii) the execution and delivery to the Agent and Lenders of Term Notes in favor of the Lenders representing the amount of each Lender's Term Loan, (iv) the execution and delivery to the Agent of a certificate of the secretary or an assistant secretary of each Borrower, including incumbency of the officers signing this Amendment and the Revolving Credit Notes and the Term Notes, as well as certification with respect to the resolutions of each such Borrower's board of directors with respect to this Amendment, (v) delivery of an opinion of counsel of the Borrowers with respect to the due authorization, execution and delivery of this Amendment, the Term Notes, and the Revolving Credit Notes and such other matters as required by the Agent, and (vi) the Borrowers' payment to the Agent, for itself and the benefit of the Lenders, of all fees and expenses required in connection with this Amendment.


                            [SIGNATURE PAGES FOLLOW]

            [SIGNATURE PAGE 1 OF 2 TO FOURTH AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]

     Intending to be legally bound, each of the parties has signed this Third Amendment to Amended and Restated Revolving Credit and Security Agreement as of the day and year first above written.


ATTEST:                                        L. B. FOSTER COMPANY


                                               By: /s/ David J. Russo     [Seal]
--------------------------------------------      ------------------------------
                                               Name:  David J. Russo
                                                    ----------------------------
                                               Title:  Sr. V.P., Treasurer & CFO
                                                     ---------------------------


ATTEST:                                        CXT INCORPORATED



                                               By:  /s/ David J. Russo    [Seal]
--------------------------------------------      ------------------------------
                                               Name:  David J. Russo
                                                    ----------------------------
                                               Title:  Sr. V.P., Treasurer & CFO
                                                     ---------------------------


ATTEST:                                        NATMAYA, INC.



                                               By:  /s/ Judy Scarborough  [Seal]
--------------------------------------------      ------------------------------
                                               Name:  Judy Scarborough
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------


ATTEST:                                        FOSMART, INC.



                                               By:  /s/ Judy Scarborough  [Seal]
--------------------------------------------      ------------------------------
                                               Name:  Judy Scarborough
                                                    ----------------------------
                                               Title:  President
                                                     ---------------------------

            [SIGNATURE PAGE 2 OF 2 TO FOURTH AMENDMENT TO AMENDED AND
               RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT]


                                  PNC BANK, NATIONAL ASSOCIATION, a
                                  national banking association, as Lender and as Agent



                                  By:  /s/ James Steffy
                                     -------------------------------------------
                                  Name:  James Steffy
                                       -----------------------------------------
                                  Title:  Vice President
                                        ----------------------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By:  /s/ Hollis Griffin
                                     -------------------------------------------
                                  Name:  Hollis Griffin
                                       -----------------------------------------
                                  Title:  First Vice President
                                        ----------------------------------------


                                  FIRST COMMONWEALTH BANK


                                  By:  /s/ Stephen J. Orban
                                     -------------------------------------------
                                  Name:  Stephen J. Orban
                                       -----------------------------------------
                                  Title:  Vice President
                                        ----------------------------------------

                                   EXHIBIT 2.4

                                     FORM OF
                                    TERM NOTE


$____________                                           Date:________________
                                                        Pittsburgh, Pennsylvania


     This Term Note is executed and delivered under and pursuant to the terms of that certain Amended and Restated Revolving Credit and Security Agreement dated as of May 5, 2005 (as the same may be amended, restated, supplemented or modified from time to time, including an amendment of even date herewith, the "Credit Agreement ") by and among L. B. FOSTER COMPANY, a Pennsylvania corporation, CXT INCORPORATED, a Delaware corporation, NATMAYA, INC., a Delaware corporation, and FOSMART, INC., a Delaware corporation (collectively, the "Borrowers" and individually, a "Borrower") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), the VARIOUS FINANCIAL INSTITUTIONS NAMED THEREIN or which hereafter become a party thereto, (together with PNC collectively, "Lenders") and PNC, AS AGENT FOR LENDERS (in such capacity, "Agent"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     FOR VALUE RECEIVED, each Borrower jointly and severally hereby promises to pay to the order of _______________________________ at the office of Agent located at PNC Bank Center, Two Tower Center, 8th Floor, East Brunswick, New Jersey 08816 or at such other place as Agent may from time to time designate to Borrowers in writing:

     (a) the principal sum of ___________________________ ($__________), payable in accordance with the provisions of the Credit Agreement and subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof; and

     (b) interest on the principal amount of this Note from time to time outstanding, payable at the Term Loan Rate in accordance with the provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate.

     This Note is one of the Term Notes referred to in the Credit Agreement and is secured by the liens granted pursuant to the Credit Agreement and the Other Documents, is entitled to the benefits of the Credit Agreement and the Other Documents and is subject to all of the agreements, terms and conditions therein contained.

     This Note is subject to mandatory prepayment and may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Credit Agreement.

     If an Event of Default under Sections 10.7 or 10.8 of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the Other Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

     This Note shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

     Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

                      [SIGNATURE PAGE 1 OF 4 TO TERM NOTE]



                                               L. B. FOSTER COMPANY


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                      [SIGNATURE PAGE 2 OF 4 TO TERM NOTE]



                                               CXT INCORPORATED


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                      [SIGNATURE PAGE 3 OF 4 TO TERM NOTE]



                                               NATMAYA, INC.


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                      [SIGNATURE PAGE 4 OF 4 TO TERM NOTE]



                                               FOSMART, INC.


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------